N-SAR 4/30/2006

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $25,590
Janus Government Money Market Fund $3,350
Janus Tax-Exempt Money Market Fund $1,011

Institutional Class
Janus Money Market Fund $88,217
Janus Government Money Market Fund $11,376
Janus Tax-Exempt Money Market Fund $51

Service Class
Janus Money Market Fund $532
Janus Government Money Market Fund $2,769
Janus Tax-Exempt Money Market Fund $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Mid Cap Value Fund $338,149
Janus Small Cap Value Fund $186,825

Institutional Class
Janus Mid Cap Value Fund $60,136
Janus Small Cap Value Fund $165,356

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Investor Class
Janus Money Market Fund $0.0193
Janus Government Money Market Fund $0.0190
Janus Tax-Exempt Money Market Fund $0.0127

Institutional Class
Janus Money Market Fund $0.0214
Janus Government Money Market Fund $0.0212
Janus Tax-Exempt Money Market Fund $0.0147

Service Class
Janus Money Market Fund $0.0202
Janus Government Money Market Fund $0.0199
Janus Tax-Exempt Money Market Fund $0.0135

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Mid Cap Value Fund $1.8275
Janus Small Cap Vaue Fund $4.4495

Institutional Class
Janus Mid Cap Value Fund $1.8275
Janus Small Cap Value Fund $4.4495

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund - $1,305,586
Janus Government Money Market Fund - $171,565
Janus Tax-Exempt Money Market Fund - $74,031
Institutional Class
Janus Money Market Fund - $4,308,458
Janus Government Money Market Fund - $634,735
Janus Tax-Exempt Money Market Fund - $2,654

Service Class
Janus Money Market Fund - $24,324
Janus Government Money Market Fund - $135,247
Janus Tax-Exempt Money Market Fund - $10

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Investor Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Institutional Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00

Service Class
Janus Money Market Fund $1.00
Janus Government Money Market Fund $1.00
Janus Tax-Exempt Money Market Fund $1.00